                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  Southeast Interactive Technology Fund I, LLC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                  SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC

To the Shareholders of Southeast Interactive Technology Fund I, LLC

NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders of Southeast Interactive Technology Fund I, LLC, a North Carolina limited liability company (the "Fund"), will be held at the Fund's offices at 630 Davis Drive, Suite 220, Research Triangle Park, North Carolina on December 14, 2001 at 2:00 p.m. local time, and at any adjournments thereof, for the purpose of considering and acting upon the following matters:

         1. To elect four directors of the Fund to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

         2. To ratify the appointment of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2001; and

         3. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

         All shareholders of record at the close of business on November 20, 2001 will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.


                                      By order of the Managers,

                                      /s/ David C. Blivin
                                      ----------------------------
                                      David C. Blivin
                                      Managing Director

Date:    November 12, 2001

                  SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
                           630 DAVIS DRIVE; SUITE 220
                        MORRISVILLE, NORTH CAROLINA 27560


                        ---------------------------------
                                 PROXY STATEMENT
                        ---------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 14, 2001



                                     GENERAL

         This Proxy Statement is being furnished by the Managers of Southeast Interactive Technology Fund I, LLC, a North Carolina limited liability company (the "Fund"), to the holders of shares of membership interest in the Fund ("Shareholders") in connection with the solicitation of proxies for use at the annual meeting of Shareholders to be held at 2:00 p.m. local time on December 14, 2001, at the Fund's offices at 630 Davis Drive, Suite 220, Research Triangle Park, North Carolina (the "Annual Meeting") and at any adjournments thereof. The Annual Meeting has been called for the purpose of considering and acting upon the following proposals: (i) to elect four directors to serve until the next annual meeting of Shareholders and until their successors have been duly elected and qualified; (ii) to ratify the appointment of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2001; and (iii) to transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

         A copy of the most recent annual report and semi-annual report for Southeast Interactive Technology Fund I, LLC may be obtained free of charge upon written request to Southeast Interactive Technology Funds, 630 Davis Drive, Suite 220, Morrisville, NC 27560, attention: Glenn Wallace, Controller, or by calling (919) 558-8324.

         This proxy statement and the enclosed appointment of proxy are first being mailed to Shareholders on or about November 12, 2001.

VOTING OF PROXIES; REVOCATION


         David C. Blivin and Norvell E. Miller, IV have been designated by the Managers to serve as proxies for the Shareholders at the Annual Meeting.

         Shares of membership interest in the Fund ("Shares") represented by each appointment of proxy which is properly executed, returned, and not revoked will be voted in accordance with the directions thereon. If no directions are given, those Shares will be voted "FOR" the election of each of the four nominees named herein, "FOR" the ratification of the appointment of Ernst & Young LLP as the Fund's independent accountant for the year ending December 31, 2001, and in accordance with the discretion of the named proxies with respect to any other matters properly brought before the Annual Meeting.

         A Shareholder may revoke an appointment of proxy at any time before the Shares represented by it have been voted by delivering to the Fund, at the address above, (i) a written notice of revocation; (ii) a properly executed appointment of proxy bearing a date later than the Shareholder's prior appointment of proxy; or (iii) by attending the Annual Meeting and voting in person.

THE ADVISOR

         The advisor of the Fund is Southeast Venture Partners, LLC (the "Advisor"). The address of the Advisor is 630 Davis Drive, Suite 220, Morrisville, NC 27560.

EXPENSES OF THE SOLICITATION

         The enclosed appointment of proxy is being solicited by the Managers of the Fund. The Fund will pay the cost of preparing, assembling, and mailing this Proxy Statement to Shareholders and certain other proxy solicitation expenses, which are expected to amount to $250.00. In addition to the use of mail, appointments of proxy may be solicited in person or by telephone by officers, directors, or employees of the Fund or the Advisor without additional compensation therefor.

RECORD DATE

         The Board of Directors has set November 20, 2001 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting. Only Shareholders of record on that date will be entitled to vote at the Annual Meeting.

VOTING SECURITIES

         The voting securities of the Fund are its Shares of limited liability company membership interest, of which 244 were outstanding on the record date. These Shares constitute the only class of voting securities issued by the Fund.

VOTING PROCEDURES; VOTES REQUIRED FOR APPROVAL

         The representation in person or by proxy of a majority of the votes entitled to be cast is necessary to provide a quorum at the Annual Meeting. At the Annual Meeting, each Shareholder will be entitled to cast one vote for each Share held of record on the record date for each matter submitted for voting and, in the election of directors, for each director to be elected.

         With respect to the election of directors, the nominees receiving the highest numbers of votes will be elected. In voting for directors, votes may be cast in favor of nominees or withheld. Withheld votes are not treated as votes cast and, therefore, have no effect on the election of directors. The proposal to ratify the appointment of independent public accountants and any other proposal properly before the Annual Meeting will be approved if votes in favor of such proposals represent either (i) more than 50% of the outstanding Shares or (ii) 67% or more of the Shares which are present or represented by proxy at the meeting.

SHAREHOLDER PROPOSALS

         Any Shareholder proposal submitted pursuant to Rule 14a-8 of the Proxy Rules under the Securities Exchange Act of 1934, as amended, for inclusion in the Fund's proxy statement and form of appointment of proxy for its next annual meeting, must be received by the Fund at the address noted above under the caption "General" no later than December 1, 2001 for consideration at that meeting. Any such proposal must comply in all respects with the Proxy Rules.

         Any Shareholder proposal not submitted pursuant to Rule 14a-8 for inclusion in the Fund's proxy statement and form of appointment of proxy must notify the Fund of his or her proposal by December 1, 2001. The Fund will confer general discretionary authority with regard to all such proposals that the Fund did not have notice of by that date.

AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF VOTING SECURITIES

         The following table sets forth certain information regarding the beneficial ownership of Shares as of the record date by (i) any person known to the Fund to be the beneficial owner of more than five percent of the outstanding Shares; (ii) each director; and (iii) each nominee (each of which is currently a director). Each person included on the table has sole voting power and sole investment power with respect the Shares beneficially owned thereby.

                                                        AMOUNT AND NATURE OF
           NAME AND ADDRESS OF                          BENEFICIAL OWNERSHIP            PERCENT OF
           BENEFICIAL OWNER (1)                                  (2)                     CLASS (3)
           ----------------------------------------    ------------------------     --------------------
           IJL Wachovia                                          14                        5.7%
           David C. Blivin                                        1                          *
           Norvell E. Miller, IV                                 --                         --
           George R. Collins                                      1                          *
           L. Scott Stankavage                                    1                          *
              ------------

              (1) The address of IJL Wachovia is 1220 N. Main Street, Suite 102,
                  High Point, NC 27262 and the address for the other beneficial owners is the Company's address.
              (2) Amounts presented are the number of Shares held by each person.
              (3) An * indicates less than one percent.


SECTION 30(F) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 30(f) of the Investment Company Act of 1940, as amended (the "Act"), requires every person who is an officer, director, member of an advisory board, investment adviser or an affiliate of an investment adviser of a registered investment company or who owns more than 10% of a registered investment company's outstanding securities to file initial reports of ownership and reports of changes in their ownership of such securities with the United States Securities and Exchange Commission (the "SEC"). Reporting persons are required by SEC regulations to furnish the Fund with copies of all Section 30(f) forms they file. To the Advisor's knowledge, no such reports are required since no single entity owns more than a 10% interest in the Fund.

                           PROPOSAL TO ELECT DIRECTORS

ELECTION OF DIRECTORS

         Action will be taken at the Annual Meeting for the election of four directors, each of whom will serve until the next annual meeting of Shareholders in 2002 and until his successor is elected and qualified. If, at or before the Annual Meeting, any nominee becomes unavailable for any reason, the persons designated as proxies will be authorized to vote for a substitute nominee. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE NOMINEES LISTED BELOW.

              NAME                                      AGE              CURRENT POSITION
              ----                                      ---              ----------------
              David C. Blivin *                         44               Managing Director
              Norvell E. Miller, IV *                   44               Managing Director
              George R. Collins                         54               Director
              L. Scott Stankavage                       39               Director


               * Messrs. Blivin and Miller are shareholders and directors of the Advisor. Consequently, each of these nominees is an "interested person" within the meaning of Section 2(a)(19) of the Act.

         The experience and education of each nominee is discussed below.

         David C. Blivin - Mr. Blivin has served as the Managing Director of the Fund and the Advisor since their inception in May 1995. His experience also includes serving as the Chief Financial Officer of Montrose Capital Corporation from July 1987 to June 1996. He is a 1985 graduate of the Duke University Fuqua School of Business and a Certified Public Accountant. Prior to joining Montrose Capital Corporation, Mr. Blivin worked as a Senior Auditor with Arthur Andersen LLP and in this capacity audited a number of technology companies. As Chief Financial Officer for Montrose Capital Corporation, Mr. Blivin has negotiated financings and developed business plans for a number of entities in which Montrose Capital Corporation invested during his terms. Mr. Blivin has served on the Board of Directors of Virtus Corporation and The Pantry, Inc.

         Norvell E. Miller, IV - Mr. Miller has been a Managing Director of the Advisor since March 1998. Mr. Miller has extensive experience in venture company operations, investment banking and fund management. As Managing Director of EMS Financial, Inc., he co-founded or invested in numerous companies. Representative transactions include: Pixel Magic Imaging, Inc., an Austin, Texas based digital imaging firm; Vision Software, a North Carolina based enterprise software and communication company selling into the public safety sector; Landfall Village LLC, a third generation CCRC, where Mr. Miller is a Managing General Partner; The Mobius Group Inc., where Mr. Miller was a co-founder and lead investor until he sold his holdings to UAI Technology Inc.; Sirrom Capital Inc., where Mr. Miller invested as a limited partner and subsequently participated in the company's successful initial public offering; and DentalCare Partners Inc., where Mr. Miller was a co-founder and Chief Executive Officer prior to the company's merger with Family Dental, Inc. of Cleveland, Ohio. In addition, Mr. Miller successfully invested in and exited Waxter Associates, SVI Ltd., AMS Inc. and Affordable Care, Inc. He also served as a senior vice president for McMillion/Eubanks, Inc. in Chapel Hill, North Carolina. Prior to becoming active in managing venture capital investments, Mr. Miller served as the founding Director of Investments for the University of North Carolina at Chapel Hill from 1980-1985 and instructed in the business school. Mr. Miller is a Chartered Financial Analyst and has a Masters of

Business Administration from the Fuqua School at Duke University. Mr. Miller is the past president and sits on the Board of Directors of the Coastal Entrepreneurial Council and the North Carolina Investors Film Symposium. He served on the Board of the Council for Entrepreneurial Development from 1991-1994.

         George R. Collins - Mr. Collins is Director of Sales for the consumer products division of Greenfield Industries, a wholly owned subsidiary of Kennametal Inc. Kennametal Inc. is a worldwide leader in the manufacture of carbide and high-speed steel disposable cutting tools. For the past 28 years, Mr. Collins has held leadership roles in both sales and marketing with various consumer products companies including the Stanley Works (8 years) and the Newell Companies (11 years). In Mr. Collins' current capacity, he has sales responsibility for retailers that include Lowe's Companies, Sears, and Wal-Mart. Mr. Collins graduated with honors from Ohio University where he earned a degree in economics. Mr. Collins is currently a shareholder in the Fund and Southeast Interactive Technology Fund II, LLC ("Fund II").

         L. Scott Stankavage - Mr. Stankavage is a principal with Goodman Advantis Corporation, one of the largest commercial real estate companies in the Southeast. He has over 14 years of real estate experience in the Raleigh/Durham, Philadelphia, and Denver markets. Mr. Stankavage is a former Academic All Atlantic Coast Conference athlete and was starting quarterback at the University of North Carolina at Chapel Hill. He also was a member of the National Football League's Denver Broncos. Mr. Stankavage graduated from the University of North Carolina at Chapel Hill with a degree in business administration. He is currently a shareholder in the Fund and Fund II.

MEETINGS OF THE BOARD OF DIRECTORS

         During 2001, the Board of Directors met one time. All of the directors attended that meeting. There are no committees of the Board of Directors.

BOARD OF DIRECTORS COMPENSATION

Total compensation of the Directors by the Fund during 2001 is as follows:

            NAME                         POSITION              2001 COMPENSATION
            ----                         --------              -----------------
      David C. Blivin                    Managing Director              --
      Norvell E. Miller, IV              Managing Director              --
      George R. Collins                  Director                     $500
      L. Scott Stankavage                Director                     $500


INVESTMENT ADVISOR STOCK TRANSACTIONS

None.

RELATED PARTIES AND TRANSACTIONS WITH AFFILIATES

         On August 30, 1996, the SEC issued an order under Section 17(b) of the Act granting an exemption from Sections 17(a)(1) and (3) of the Act in response to an application filed by the Fund to purchase a $600,000 convertible note (the "Note") from One Room Systems, Inc. ("ORSI"). ORSI was controlled at the time of investment by E. Lee Bryan, who served as a director of the Fund and as a director and shareholder of the Advisor until November 1998. Vertical MarkIT, Inc. merged with ORSI on December 31, 1998, subsequently changed its name to Usendit.com, Inc. which subsequently changed its name to Arsenal Digital Solutions Worldwide, Inc. The note was converted to Series A Preferred Stock of Arsenal Digital Solutions Worldwide, Inc. on January 18, 2000.

               PROPOSAL TO RATIFY THE APPOINTMENT OF ACCOUNTANTS

         The Board of Directors has selected Ernst & Young LLP as the independent accountants to audit the financial statements of the Fund for the year ending December 31, 2001. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if it desires to do so, and is expected to be available to respond to appropriate questions. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2001.

                  SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
                           630 DAVIS DRIVE, SUITE 220
                        MORRISVILLE, NORTH CAROLINA 27560

                              APPOINTMENT OF PROXY

         THIS APPOINTMENT OF PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints David C. Blivin and Norvell E. Miller, IV and each of them proxies, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Southeast Interactive Technology Fund I, LLC (the "Fund") to be held at 2:00 p.m. on December 14, 2001 at the Fund's offices at 630 Davis Drive, Suite 220, Research Triangle Park, North Carolina, and at any adjournments thereof, to vote the number of shares which the undersigned would be entitled to vote if present in person in such manner as such proxies may determine, and to vote on the following proposals as specified below by the undersigned.

         1.       Election of Directors:

                  _____  FOR ALL NOMINEES

                  _____  FOR ALL NOMINEES EXCEPT AS INDICATED BELOW

                  _____  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

                  NOMINEES:     David C. Blivin, Norvell E. Miller IV,
                                George R. Collins, L. Scott Stankavage

                  INSTRUCTION: To withhold authority to vote for any individual nominee mark "For All Nominees Except As Indicated Below" and write the name of the nominee or nominees in the following space:
                  ------------------------------------------------------------

         2. To ratify the appointment of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2001:

                  FOR  _____          AGAINST  _____          ABSTAIN  _____

         3. In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting and any adjournment thereof.

         The shares represented by this appointment of proxy will be voted as directed above. In the absence of any direction, such shares will be voted by the proxies "FOR" all of the listed nominees for director and "FOR" the ratification of the appointment of Ernst & Young LLP as the Fund's independent public accountant. Please sign exactly as your name(s) appear on this card. If shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                  -----------------------------
Date: _______________, 2001                       Shareholder sign above

                                                  -----------------------------
                                                  Shareholder name (print)

                                                  ---------------------------
                                                  Co-holder (if any) sign above

                                                  -----------------------------
                                                  Co-holder name (print)